SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  June 21, 2007
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                     000-49957                    04-3332304
----------------------------------          ------------------------------------
  (Commission file number)                 (IRS employer identification number)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (978) 921-2727
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At a meeting held on June 21, 2007, the Board of Directors accepted the resignation of two of its Board Members, Chris Romeo and Mike Ryan. Citing that recent personal commitments will not allow them to continue dedicating the amount of time necessary to serve on the Board, both have chosen to resign. The Board of Directors wished them well in all their future endeavors and also thanked them for the many hours of dedicated service and the value they brought to the Board.

At a meeting held on June 26, 2007, the Board of Directors accepted the resignation of its current President and Chief Executive Officer and Board Member, Paul Colangelo. In an effort to amicably resolve a dispute involving a non-competition agreement between Mr. Colangelo and a former employer, Mr. Colangelo decided to resign from his position with the Company. As part of his resignation, the Company and Mr. Colangelo entered into a mutual release. The Board then appointed James Fields, the acting Chief Financial Officer, as Chief Executive Officer.

Mr. Fields had been serving as Vice President of Finance, Treasurer, Secretary and Acting Chief Financial Officer since March 31, 2003. Prior to that, Mr. Fields had served as Director of Finance since February 2001. Prior to joining the Company, Mr. Fields was the Controller and Vice President of operations at CO Space, a carrier neutral collocation company. Mr. Fields is a certified public accountant and holds a Bachelor of Arts in Accounting from the College of St. Scholastica, which he received in 1992, and a Masters of Business
Administration  from  Babson  College,  which  he  received  in  1999.

ITEM 7.01 REGULATION FD

On May 14, 2007, the Company was notified that it was no longer eligible for listing on the Over the Counter Bulletin Board (OTCBB). On June 21, 2007, the Board voted to temporarily suspend reporting and become an OTC non-reporting company. On August 15, 2007, the Board voted to reinstate full reporting in order to take full advantage of access to capital. As a result, this report on Form 8-K includes items reportable during that period.

On May 17, 2007, James Fields, CEO and President, entered into a Plan in order to comply with Rule 10b5-l(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended, in order to permit orderly acquisition of the Company's securities. The plan calls for bi-weekly purchases on the first and third trading day of each week, 24,478 shares have been purchased at an average cost of $0.112 per share under the Plan to date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

     LocatePLUS Holdings Corporation
     ---------------------------------------
                                                    (Registrant)

     By:

     /s/ James C. Fields
     ---------------------------------------
     James C. Fields
     President and Chief Executive Officer

Dated:  August 20, 2007